PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) November 1, 2025 and November 2, 2024 1

Penney Intermediate Holdings LLC Narrative Report The following discussion, which presents results for the second quarter, should be read in conjunction with the accompanying Consolidated Financial Statements and notes thereto. Unless otherwise indicated, all references in Narrative are as of the date presented and the Company does not undertake any obligation to update these numbers, or to revise or update any statement being made related thereto. Third Quarter Update During the third quarter of Fiscal 2025, JCPenney remained committed to serving as a key shopping destination for America’s diverse, working families. During the third quarter, the Company continued to engage both existing and new customers with compelling, original and disruptive marketing campaigns. In September, the Company kicked off a new round of its popular “Really Big Deals” campaign that featured Shaquille O’Neal introducing an up-and-coming comedian to announce the weekly deal during their stand-up set. In addition to the “Really Big Deals” campaign, celebrity partnerships and collaborations remained an important part of the Company’s strategy. In September, a high-profile launch was executed for the new plus-size collection by supermodel Ashley Graham as well as an exclusive collection by designer Rebecca Minkoff. In October, the Company announced a first of its kind partnership with iHeart media that included a fashion collection and experiential activations in store and online leading up to the nationwide Jingle Ball events occurring throughout the holiday selling season. All these efforts continued to resonate with customers and as a result, trip frequency improved by another 1%, marking 18 consecutive months of increases. Additionally, the company saw a 20% year over year increase in loyalty customers and noted traffic trends in its stores outpaced sector competitors by an estimated 180 bps during the period. In terms of category performance, beauty, fine jewelry, and home all continued to deliver strong performance in the third quarter. Active wear across all categories and all genders and age groups also outperformed during the period. Children’s showed significant improvement along with women’s dresses, handbags and petites. The best performing private brands included Xersion and Modern Bride, alongside strong national brand performance from Van Heusen, Haggar, Nike and Skechers. In terms of gross margin growth, increases were seen across many areas of the business including beauty, home, and children’s. Improvements in gross margin are the direct result of the continued strategic approach to markdowns aimed at managing cost increases from distribution and tariff related expenses. Overall, margins remained strong at 38.0%. Selling, general, and administrative costs for the third quarter declined compared to last year. The reduction can primarily be attributed to lower administrative, advertising and technology spend in the period. Cost savings achieved were slightly offset by increases in incentive compensation accrual estimates and other administrative expenses. Credit income was $66M, a decrease of $27M over last year predominately due to a one-time beneficial accounting adjustment that was recorded in the same period last year. The Company continues to focus on achieving synergies related to its parent Company’s acquisition of Sparc Group Holdings LLC and to date has identified approximately $150M in operational synergy opportunities that it expects to realize by the year 2027. The identified synergies relate primarily to savings in sourcing, distribution and technology as well as savings from consolidation of administrative costs. So far, approximately $100M of those opportunities have been implemented or are being actioned in Fiscal 2026. As is customary during the third quarter, the Company utilized its line of credit to purchase inventory for the back to school and holiday selling seasons and to capitalize on opportunities for additional marketing and other growth-related capital investments. Capital Expenditures in the period totaled $34M and primarily included investments in technology and customer facing store improvements. The Company continues to prioritize maintaining a healthy balance sheet and as a result, subsequent to the date of the financials, the Company had repaid all of the amounts outstanding on the $1.75B credit facility as of the end of the third quarter and had no outstanding debt remaining on its balance sheet. Taking into account available cash balances and the borrowing capacity under the ABL facility, as of the end of December, the Company had over $1B in liquidity available to fund ongoing operations and make future strategic investments.

PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Financial Statements (Unaudited) November 1, 2025 and November 2, 2024 Table of Contents Page Consolidated Statements of Comprehensive Income (Loss) 3 Consolidated Balance Sheets 5 Consolidated Statements of Member’s Equity 6 Consolidated Statements of Cash Flows 7 Notes to the Consolidated Financial Statements 8 2

PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (In millions) Three Months Ended November 1, 2025 Three Months Ended November 2, 2024 Total net sales $ 1,356 $ 1,410 Credit income 66 93 Total revenues 1,422 1,503 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 841 865 Selling, general and administrative 588 601 Depreciation and amortization 46 47 Real estate and other, net — (17) Restructuring, impairment, store closing and other costs 26 5 Total costs and expenses 1,501 1,501 Operating income (loss) (79) 2 Net interest expense 9 17 Loss on extinguishment of debt 9 — Loss before income taxes (97) (15) Income tax expense 3 2 Net loss $ (100) $ (17) Other comprehensive income (loss): Currency translation adjustment — — Comprehensive loss $ (100) $ (17) See accompanying Notes to Consolidated Financial Statements (Unaudited). 3

PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Comprehensive Income (Loss) (Continued) (Unaudited) (In millions) Nine Months Ended November 1, 2025 Nine Months Ended November 2, 2024 Total net sales $ 4,082 $ 4,245 Credit income 193 210 Total revenues 4,275 4,455 Costs and expenses/(income): Cost of goods sold (exclusive of depreciation and amortization shown separately below) 2,516 2,586 Selling, general and administrative 1,587 1,803 Depreciation and amortization 135 132 Real estate and other, net (1) (17) Restructuring, impairment, store closing and other costs 43 8 Total costs and expenses 4,280 4,512 Operating loss (5) (57) Net interest expense 40 52 Loss on extinguishment of debt 9 — Loss before income taxes (54) (109) Income tax expense 6 4 Net loss $ (60) $ (113) Other comprehensive loss: Currency translation adjustment (1) (1) Comprehensive loss $ (61) $ (114) See accompanying Notes to Consolidated Financial Statements (Unaudited). 4

PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Balance Sheets (Unaudited) (In millions) November 1, 2025 November 2, 2024 Assets Current assets: Cash and cash equivalents $ 102 $ 118 Merchandise inventory 1,898 2,097 Prepaid expenses and other assets 356 241 Total current assets 2,356 2,456 Property and equipment, net 1,176 1,199 Operating lease assets 1,671 1,681 Financing lease assets 93 85 Other assets 123 202 Total assets $ 5,419 $ 5,623 Liabilities and member’s equity Current liabilities: Merchandise accounts payable $ 606 $ 647 Other accounts payable and accrued expenses 483 468 Revolving credit facility borrowings 198 250 Current operating lease liabilities 72 81 Current financing lease liabilities 3 3 Current portion of long-term debt, net — 9 Total current liabilities 1,362 1,458 Noncurrent operating lease liabilities 1,857 1,860 Noncurrent financing lease liabilities 103 92 Long-term debt — 471 Other liabilities 105 92 Total liabilities 3,427 3,973 Member’s equity Member’s contributions 300 300 Accumulated other comprehensive loss (8) (6) Reinvested earnings 1,700 1,356 Total member’s equity 1,992 1,650 Total liabilities and member’s equity $ 5,419 $ 5,623 See accompanying Notes to Consolidated Financial Statements (Unaudited). 5

PENNEY INTERMEDIATE HOLDINGS LLC
Consolidated Statements of Member's Equity
(Unaudited)

	Nine Months Ended November 2, 2024			
(In millions)	Member's Contributions	Accumulated Other Comprehensive Loss	Reinvested Earnings	Total Member's Equity
February 3, 2024	**$ 300**	**$ (5)**	**$ 1,468**	**$ 1,763**
Member tax distributions	—	—	—	—
Net loss	—	—	(113)	(113)
Currency translation adjustment	—	(1)	—	(1)
Profits interest plan grants	—	—	1	1
November 2, 2024	**$ 300**	**$ (6)**	**$ 1,356**	**$ 1,650**

	Nine Months Ended November 1, 2025			
(In millions)	Member's Contributions	Accumulated Other Comprehensive Loss	Reinvested Earnings	Total Member's Equity
February 1, 2025	**$ 300**	**$ (7)**	**$ 1,290**	**$ 1,583**
Member tax distributions	—	—	1	1
Net loss	—	—	(60)	(60)
Currency translation adjustment	—	(1)	—	(1)
Profits interest plan grants reclass	—	—	(13)	(13)
Equity transfer from parent	—	—	482	482
November 1, 2025	**$ 300**	**$ (8)**	**$ 1,700**	**$ 1,992**

See accompanying Notes to Consolidated Financial Statements (Unaudited).

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PENNEY INTERMEDIATE HOLDINGS LLC Consolidated Statements of Cash Flows (Unaudited) Year-to-Date Year-to-Date (In millions) November 1, 2025 November 2, 2024 Cash flows from operating activities: Net loss $ (60) $ (113) Adjustments to reconcile net loss to net cash used by operating activities: Gain on asset disposition (1) (17) Restructuring, impairment, store closing and other costs, non-cash 29 (2) Gain on insurance proceeds received for damage to property and equipment — (1) Depreciation and amortization 135 132 Change in cash from operating assets and liabilities: Merchandise inventory (383) (505) Prepaid expenses and other assets (205) (157) Merchandise accounts payable 168 264 Other accounts payable, accrued expenses and other liabilities 39 50 Net cash used by operating activities (278) (349) Cash flows from investing activities: Capital expenditures (87) (162) Proceeds from sale of real estate assets 1 19 Insurance proceeds received for damage to property and equipment — 1 Net cash used by investing activities (86) (142) Cash flows from financing activities: Payments of long-term debt (480) (6) Proceeds from borrowings under revolving credit facility 318 326 Payments of borrowings under revolving credit facility (120) (76) Proceeds from equity contributions 482 — Repayments of principal portion of finance leases (3) (3) Net cash provided by financing activities 197 241 Net decrease in cash and cash equivalents (167) (250) Cash and cash equivalents at beginning of period 269 368 Cash and cash equivalents at end of period $ 102 $ 118 See accompanying Notes to Consolidated Financial Statements (Unaudited). 7

PENNEY INTERMEDIATE HOLDINGS LLC Notes to Consolidated Financial Statements (Unaudited) 1. Basis of Presentation and Consolidation These Consolidated Financial Statements (Unaudited) have been prepared in accordance with generally accepted accounting principles in the United States. The accompanying Consolidated Financial Statements (Unaudited), in the Company's opinion, include all material adjustments necessary for a fair presentation and should be read in conjunction with the Audited Consolidated Financial Statements and notes thereto for the fiscal year ended February 1, 2025. The same accounting policies are followed to prepare quarterly financial statements as are followed in preparing annual financial statements. A description of such significant accounting policies is included in the notes to the Audited Consolidated Financial Statements. The Consolidated Financial Statements (Unaudited) present the results of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated in consolidation. Certain amounts may have been reclassified to conform with current year presentation, if necessary. Given the seasonal nature of the retail business, operating results for interim periods are not necessarily indicative of the results that may be expected for the full year. Fiscal Year The Company’s fiscal year consists of the 52-week period ending on the Saturday closest to January 31. Every sixth year, the Company's fiscal year consists of 53 weeks ending on the Saturday closest to January 31. As used herein, “three months ended November 1, 2025” refers to the 13- week period ended November 1, 2025, and “three months ended November 2, 2024” refers to the 13-week period ended November 2, 2024. Fiscal 2025 and 2024 consist of the 52-week periods ending January 31, 2026 and February 1, 2025, respectively. 2. Long-Term Debt (In millions) November 1, 2025 November 2, 2024 Issue: ABL Term Loan $ — $ 323 ABL FILO Loan — 160 Total debt — 483 Unamortized debt issuance costs — (3) Less: current maturities — (9) Total long-term debt $ — $ 471 3. Revolving Credit Facility The Company is a borrower under a $1.75 billion senior secured asset-based revolving credit facility (“Revolving Credit Facility”). During the third quarter, the facility was refinanced and the maturity date was extended with maturity extended to September 2030. The Revolving Credit Facility is secured by a perfected first-priority security interest in eligible credit card receivables, inventory and the related proceeds. The Revolving Credit Facility is available for general corporate purposes, including the issuance of letters of credit. As of November 1, 2025, the Company had $1.75 billion available for borrowing with $0.2 billion outstanding and $0.2 billion reserved for outstanding standby letters of credit. After taking into account minimum availability requirements, and use of the facility by other borrowers, the Company had $0.4 billion available for future borrowings. Subsequent to quarter end the Company repaid its outstanding amounts under the facility and as of the date of these financial statements had no outstanding debt. 4. Litigation and Other Contingencies The Company is subject to various legal and governmental proceedings involving routine litigation incidental to its business. While no assurance can be given as to the ultimate outcome of these matters, the Company currently believes that the final resolution of these actions, individually or in the aggregate, will not have a material adverse effect on results of operations, financial position, liquidity or capital resources. 8

5. Subsequent Events The Company has evaluated subsequent events from the balance sheet date through December 16, 2025, the date at which the financial statements were available to be issued. 9

PENNEY INTERMEDIATE HOLDINGS LLC Statement of Consolidated Adjusted EBITDA For the Nine Months Ended November 1, 2025 (In millions) Net loss $ (60) Plus: Net interest expense 40 Income tax expense 6 Depreciation and amortization 135 Restructuring, impairment, store closing and other costs 43 Loss on extinguishment of debt 9 Minus: Real estate and other, net (1) Consolidated adjusted EBITDA $ 172 Prepared in accordance with the definition of Consolidated Adjusted EBITDA per Section 1.1 of the Credit and Guaranty Agreement dated December 7, 2020.

Quarterly Reporting Package 12/9/2025 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 97 12,698,615 $16 $22,441,232 $24,828,557 ($2,387,325) 0.9 Ground Lease 20 2,773,724 $20 $7,917,880 $7,021,704 $896,176 1.1 Total 117 15,472,339 $16 $30,359,112 $31,850,261 ($1,491,148) 1.0 Rent Tier (B) # of Properties Square Feet 1 > $ 2.4 30 3,738,467 2 > $ 1.9 29 3,782,384 3 > $ 1.8 29 3,876,709 4 < $ 1.8 29 4,074,779 Total 117 15,472,339 (A) Reflects financial activity from August 3, 2025 through November 1, 2025 (Fiscal Q3 2025) (B) Reflects financial activity from November 3, 2024 through November 1, 2025 (TTM November 2025) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Fiscal Quarter Ended November 1, 2025(A) Fiscal Quarter Ended November 1, 2025(A) Page 1

Quarterly Reporting Package 12/9/2025 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $19.1 30 3,557,114 $25 14.8% 1.3 > $16 29 3,723,910 $17 13.1% 1.1 > $12.6 29 3,783,080 $14 10.8% 0.8 < $12.6 29 4,408,235 $10 6.1% 0.4 Total 117 15,472,339 $16 $30,359,112 12.0% (1,491,148) 1.0 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent <={2.0}x 53 6,075,305 $20 16.6% 1.5 <={2.0}x 64 9,397,034 $14 7.9% 0.6 Total 117 15,472,339 $16 $30,359,112 12.0% (1,491,148) 1.0 (A) Reflects financial activity from August 3, 2025 through November 1, 2025 (Fiscal Q3 2025) (B) Reflects financial activity from November 3, 2024 through November 1, 2025 (TTM November 2025) Fiscal Quarter Ended November 1, 2025(A) Fiscal Quarter Ended November 1, 2025(A) Page 2

Quarterly Reporting Package 12/9/2025 Property Ownership # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent Fee 97 12,698,615 $70 $124,643,338 $98,917,814 $25,725,525 1.3 Ground Lease 20 2,773,724 $92 $41,173,485 $28,432,961 $12,740,524 1.4 Total 117 15,472,339 $74 $165,816,823 $127,350,774 $38,466,048 1.3 Rent Tier (A) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Rent Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent 1 > $ 9.6 30 3,760,493 $106 $66,513,419 $45,744,058 1.5 2 > $ 7.6 29 3,865,892 $68 $38,338,693 $32,976,343 1.2 3 > $ 6.9 29 3,828,748 $75 $41,780,310 $27,824,073 1.5 4 < $ 6.9 29 4,017,206 $49 $19,184,401 $20,806,301 0.9 Total 117 15,472,339 $74 $165,816,823 $127,350,774 $38,466,048 1.3 (A) Reflects financial activity from August 3, 2025 through November 1, 2025 (Fiscal Q3 2025) (B) Reflects financial activity from November 3, 2024 through November 1, 2025 (TTM November 2025) Rent : includes book Rent, Ground Leases, Contingent Rent, CAM & accrued Real Estate Taxes EBITDA : Tenant's Unallocated Store Contribution Profit, uses book rent EBITDAR : excludes Occupancy included in calculation of EBITDA Trailing 12 Months(B) Trailing 12 Months(B) Page 3

Quarterly Reporting Package 12/9/2025 Tenant's Sales per Square Foot Tier # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > $86.9 30 3,601,034 $116 17.5% 1.7 > $71.2 29 3,724,510 $78 15.7% 1.4 > $54.2 29 3,660,744 $63 12.6% 1.1 < $54.2 29 4,486,051 $45 8.9% 0.7 Total 117 15,472,339 $74 $165,816,823 14.5% $38,466,048 1.3 EBITDAR / Rent Tier(B) # of Properties Square Feet Tenant's Sales per Square Foot Tenant's Four-Wall EBITDAR Tenant's Four-Wall EBITDAR to Sales Tenant's Four Wall EBITDA Tenant's Four-Wall EBITDAR / Rent > {2.0}x 19 2,115,867 $112 20.6% 2.6 > {1.0}x <{2.0}x 57 9,205,218 $86 15.3% 1.4 <= {1.0}x 41 6,267,121 $56 9.0% 0.7 Total 117 15,472,339 $74 $165,816,823 14.5% $38,466,048 1.3 (B) Reflects financial activity from November 3, 2024 through November 1, 2025 (TTM November 2025) (B) Stratifications consolidated due to insufficient store count Trailing 12 Months(A) Trailing 12 Months(A) Page 4

Quarterly Reporting Package Master Lease Guarantor Operating Performance Fiscal Quarter Ended November 1, 2025(A) Trailing 12 Months as of November 1, 2025(B) -0.4% -3.5% Yes N/A $1,879 N/A Fiscal Quarter Ended November 1, 2025(A) Trailing 12 Months as of November 1, 2025(B) 200 200 450 450 79.4 79.4 (A) Reflects financial activity from August 3, 2025 through November 1, 2025 (Fiscal Q3 2025) (B) Reflects financial activity from November 3, 2024 through November 1, 2025 (TTM November 2025) (C) Per Consolidated Financial Statements of Penney Intermediate Holdings LLC as of November 1, 2025 End of period number of stores - space leased Gross square footage of stores (in millions) Key Financial and Performance Metrics Comparable store sales percent increase/(decrease) for Master Lease Properties(B) Liquid assets covenant compliance (as defined in the Master Leases) Tangible net worth (as defined in the Master Leases - in millions)( B) Key Portfolio Metrics End of period number of stores - fee owned and ground leased Page 5